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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             _____________________

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  December 22, 1995


                PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                   DELAWARE
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                 (State or other jurisdiction of incorporation)


      33-91148                                            13-3526694
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(Commission File Number)                       (IRS Employer Identification No.)


ONE SEAPORT PLAZA, 26TH FLOOR, NEW YORK, NEW YORK            10292
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    (Address of principal executive offices)              (Zip Code)


   Registrant's telephone number, including area code:   (212) 778-1000
                                                         --------------

                               Not applicable
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         (Former name or former address, if changed since last report)
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

          On December 22, 1995, a single series of certificates, entitled Prudential Securities Secured Financing Corporation, Commercial Mortgage Pass-Through Certificates, Series-1995-MCF-2 (the "Certificates") was issued pursuant to a Pooling and Servicing Agreement, dated as of December 1, 1995 (the "Pooling and Servicing Agreement"), by and among Prudential Securities Secured Financing Corporation, as depositor (the "Depositor"), Midland Loan Services, L.P., as servicer, Lennar Partners, Inc., as special servicer, LaSalle National Bank, as trustee, and ABN AMRO Bank N.V., as fiscal agent. The Certificates consist of 14 classes, respectively designated as the "Class A-1 Certificates," the "Class C Certificates," the "Class D Certificates" and the "Class E Certificates" (collectively, the "Publicly Offered Certificates"), and the "Class A-2 Certificates," the "Class A-EC Certificates," the "Class B Certificates," the "Class F Certificates," the "Class G Certificates," the "Class H Certificates," the "Class J-1 Certificates," the "Class J-2 Certificates," the "Class R Certificates" and the "Class LR Certificates" (collectively, the "Privately Placed Certificates"; and together with the Publicly Offered Certificates, the "Certificates"). The Certificates were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund consisting primarily of a pool of 84 "whole" mortgage loans (the "Whole Loans") and a 49.3% participation interest in a single "whole" mortgage loan (the "Mortgage Participation"; together with the Whole Loans, the "Mortgage Loans"), having, as of the close of business on the Cut-off Date (as defined in the Pooling and Servicing Agreement), an aggregate principal balance of approximately $222,286,173.

         The Publicly Offered Certificates were offered pursuant to a prospectus supplement, dated December 22, 1995, and the Privately Placed Certificates were offered pursuant to a private placement memorandum, dated December 22, 1995. The Publicly Offered Certificates were sold by the Depositor to Prudential Securities Incorporated pursuant to an underwriting agreement, dated December 22, 1995 (the "Underwriting Agreement"). The Underwriting Agreement is attached hereto as Exhibit 1.1.

         The Class A-1 Certificates have an initial stated principal balance (a "Certificate Balance") of $75,000,000. The Class C Certificates have an initial Certificate Balance of $13,337,000. The Class D Certificates have an initial Certificate Balance of $8,892,000. The Class E Certificates have an initial Certificate Balance of $15,560,000. The Private Certificates (other than the Class A-EC Certificates and the Class J-2 Certificates, which are interest-only Certificates entitled to receive distributions of interest accrued on a notional balance calculated as provided in the Pooling and Servicing Agreement) have an aggregate Certificate Balance of approximately $109,497,173.
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a)   Not applicable

        (b)   Not applicable

        (c)   Exhibits

   Exhibit No.                            Description
   -----------                            -----------

       1.1 Underwriting Agreement dated as of December 22, 1995, by and among Prudential Securities Secured Financing Corporation and Prudential Securities Incorporated.

       4.1 Pooling and Servicing Agreement dated as of December 1, 1995 by and among Prudential Securities Secured Financing Corporation, as depositor, Midland Loan Services, L.P., as servicer, Lennar Partners, Inc., as special servicer, LaSalle National Bank, as trustee, and ABN AMRO Bank N.V., as fiscal agent.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       PRUDENTIAL SECURITIES SECURED
                                       FINANCING CORPORATION
                                       ---------------------
                                       (Registrant)




DATE:  January 5, 1996            BY:  /s/ Peter Riemenschneider
                                       -------------------------
                                       Peter Riemenschneider
                                       Vice President
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                                EXHIBIT INDEX
                                -------------


   Exhibit No.                            Description
   -----------                            -----------

       1.1 Underwriting Agreement dated as of December 22, 1995, by and among Prudential Securities Secured Financing Corporation and Prudential Securities Incorporated.

       4.1 Pooling and Servicing Agreement dated as of December 1, 1995 by and among Prudential Securities Secured Financing Corporation, as depositor, Midland Loan Services, L.P., as servicer, Lennar Partners, Inc., as special servicer, LaSalle National Bank, as trustee, and ABN AMRO Bank N.V., as fiscal agent.